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Exhibit 10.29

[***]—Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DISTRIBUTION AGREEMENT

        THIS AGREEMENT entered into as of this 16th day of February, 2001 ("Effective Date"), by and between ARKRAY Inc., a Japanese corporation, having its principal office at 57 Nishi Aketa-cho, Higashikujo, Minami-ku, Kyoto 601-8045, Japan (hereinafter referred to as "ARK"), and Heska Corporation, Delaware corporation having its principal office at 1613 Prospect Parkway, Fort Collins, Colorado 80525, U.S.A. (hereinafter referred to as "Heska").

WITNESSETH

        WHEREAS, ARK is a manufacturer and distributor of clinical diagnostic instruments and Heska is a manufacturer and/or distributor of hematology instruments, reagents and other products targeted to veterinary markets.

        WHEREAS, ARK desires to appoint Heska as a distributor and Heska wishes to obtain such distribution rights to market and sell Automated Clinical Chemistry Analyzer Model SP-4430 (hereinafter referred to as "Product") as defined herein, effective from the date of the execution of this Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants herein contained, the parties hereby agree as follows:

ARTICLE I

        ARK appoints Heska as a distributor to promote, market, service and sell Product effective from the date of execution of this Agreement, and Heska agrees to accept such appointment subject to and in accordance with the following terms and conditions.

1.1   Product

        Product means product to be comprised of Automated Clinical Chemistry Analyzer Model SP-4430 ("Analyzer") and those related spare parts, consumables and reagents manufactured by ARK to be used to analyze blood in patients as listed in Appendix A and as amended from time to time by mutual written agreement of the parties.

1.2   Branding

        ARK and Heska agree that the brand name and logotype of Product shall be a combination of "ARKRAY" and "HESKA" in a format to be mutually agreed upon by the parties.

1.3   Distribution Right

        Heska shall have an exclusive right to promote, market, sell and distribute Product, with the right to appoint sub-distributors, in North America ("Territory") and only in the veterinary market ("Field"). The exclusivity referred to in this Agreement applies between Heska and ARK or the ARK-appointed distributors.

        Heska agrees that, during the term of this Agreement, (a) Heska shall not develop or make commercially available or acquire a product(s) with features identical to Product, and (b) Heska shall not handle or otherwise provide any "off-brand" and/or "generic" form of spare part, consumables and reagents to be used with Product unless such consumables and reagents are not available from Arkray; provided, however, this section will not apply to common laboratory transfer pipettes, common QC serum materials and primary blood collection tubes that fit commercially available external centrifuges.

1.4   Sales Responsibility

        Heska assumes all sales responsibilities for Product to be sold in the Territory and Field under this Agreement. "Sales Responsibilities" as used herein includes all sales force training, maintenance and support activities, as well as pricing, advertising, promotion, and demonstration. ARK will provide Heska with specifications, test procedures and manuals written in English that may be reasonably necessary for Heska to fulfill its Sales Responsibilities.

1.5   Relationship of Parties

        Each party shall be considered an independent contractor of the other party. Nothing in this Agreement shall be construed as establishing a joint venture or partnership or principal/agent, or employee relationship. No party is authorized to make any statement, claim, representation or warranty or to act on behalf of any other party with respect to any of the provisions of this Agreement, except as provided for herein or as specifically authorized in writing by other party.

1.6   Term and Renewal

        This Agreement shall continue in full force and effective for a period of three (3) years from the date of execution of this Agreement and shall be automatically renewed for additional one year periods unless a party provides notice to the other party of its intent not to renew this Agreement at least one hundred eighty (180) days prior to the current expiration date of this Agreement, unless this Agreement is terminated earlier as set forth in Section 1.7.

1.7   Termination

        Either party may cancel this Agreement by a written notice at any time in the event that the other party shall have been in material breach of any of the provisions of this Agreement and such breach shall have been continued for sixty (60) days after such a written notice thereof was provided to the breaching party by the non-breaching party. Either of the parties may terminate this Agreement at any time without giving any notice to the other party if that party is declared insolvent or bankrupt by a court of competent jurisdiction. If Heska fails to meet the agreed upon minimum annual purchases for two (2) consecutive years, then Heska shall lose all rights to distribute Analyzer. However, ARK shall continue to supply Heska with Consumables as provided in Section 2.3.

        Upon any such termination of this Agreement, the terminating party may (but has no obligation to) cancel any and all unshipped sales orders concluded hereunder. Unless otherwise provided herein, each party waives any claims for compensation or damages in connection with such cancellation of undelivered Products from the other party.

        The provisions of Sections 2.3 (Spare Parts, Consumables and Reagents), 2.4 (Patents), 4.2 (Confidentiality), 4.3 (Indemnification), 4.6 (Publicity), and 4.10 (Law of Contract Jurisdiction) shall survive termination of this Agreement.

ARTICLE II

2.1   Warranty and Quality

        ARK warrants that Product to be delivered hereunder shall be free and clear of any and all liens, encumbrances or defects in title and shall be conveyed to Heska with lawful and marketable title. ARK warrants that Product shall satisfy the performance specifications set forth in Appendix B. ARK will not make any changes to Product without first notifying Heska in writing at least ninety (90) days in advance of such changes and providing Heska with evidence that such changes do not alter the performance specifications of Product and obtaining Heska's consent in writing. ARK shall input normal reference ranges for animals supplied by Heska in writing into the Analyzers without modification by ARK.

        In the event that Heska determines that any shipment of Product to be delivered to it hereunder fail/s to conform to the performance specifications set forth in Appendix B, Heska shall promptly notify ARK and reasonably specify the manner in which Product fail/s to conform. ARK shall have the rights to make its own inspection and evaluation of the allegedly non-conforming Product and shall notify Heska, within twenty one (21) days after receipt of such information, including samples of the allegedly non-conforming Product from Heska, whether it has confirmed and accepted Heska's claim that Product are/is non-conforming.

        If ARK determines and confirms that Product are/is non-conforming, ARK shall replace, at no cost to Heska, the non-conforming Product at the earliest date after confirmation of Product non- conformance. ARK shall also bear the freight charges, insurance, duties and tariffs for return of all non-conforming Product to ARK from Heska.

        If, after evaluating the allegedly non-conforming Product, ARK believes that Product in question are/is conforming, ARK shall supply Heska with its written findings and request Heska to submit additional samples of Product to an independent third party, acceptable to both parties, for testing in accordance with and against the performance specifications set forth in Appendix B. The decision of such third party shall be final with respect to the alleged non-conforming Product and binding on both parties to this Agreement.

        If the decision of the third party is that Product are/is non-conforming, ARK shall pay the return freight, insurance, duties and tariffs with respect to Product shipped to Heska as well as all costs and expenses relating to the testing of Product by the independent third party. In addition, ARK shall supply Heska with a Certificate of Destruction certifying that Product have/has been destroyed in an environmentally safe manner.

        If the decision of the third party is that Product conform/s to the applicable specifications, Heska shall accept Product and shall be responsible for the return freight, insurance, duties, tariffs and all costs and expenses relating to the testing of Product by the independent third party.

        Each Product is warranted by ARK to be free from defects in materials and workmanship for a period of sixteen (16) months from the date of shipment from ARK to Heska. During the warranty period, ARK will provide Heska with all necessary warranty replacement parts at no charge. ARK's warranty obligation under this Article is limited to the repair or replacement of Product.

2.2   Trademark

        ARK grants to Heska a limited license to use on a non-exclusive basis ARK's trademarks and brand names as set forth in Appendix C for the purposes specified in this Agreement. Except as specified in this Section and Section 1.2, no party to this Agreement will derive any legal rights to the other party's trademarks. No party shall adopt, use or register in any country, without the written consent of the other party, a trademark for any similar, related or competitive product which is likely to be confused with a trademark of the other party.

2.3   Spare Parts, Consumables and Reagents

        ARK agrees that spare parts, consumables and reagents used with Analyzer (collectively called "Consumables") will continue to be furnished to Heska at the prices fixed on the basis of the price negotiation every year for a period of five (5) years following the last shipment of Analyzer from ARK to Heska as long as Heska continues to have exclusive distribution rights to sell Analyzer. Should Heska lose ARK's exclusive distribution rights to sell Analyzer, ARK agrees to allow Heska to be a supplier of Consumables to Heska's customers for a period of twelve (12) months from the loss of exclusive distribution rights to sell Analyzer. Thereafter, ARK agrees to supply Consumables to Heska's customers during the time ARK sells Consumables in North America directly or through a distributor.

2.4   Patents

        ARK warrants and represents to Heska, and without admitting any infringement, to the best of its current actual knowledge neither Product of this Agreement nor its manufacture, use, importation or sale infringe upon any issued patent or proprietary rights held by a third party.

        ARK shall defend, indemnify and hold Heska and its subsidiary or affiliated companies, and customers thereof, harmless from any damages, including without limitation reasonable attorneys' fees, with respect to any and all claims that the manufacture, use, rental or sale of any of Product of this Agreement infringes upon any patent or proprietary rights of a third party.

ARTICLE III

3.1   Orders and Forecasts

        The forecast provided for below will include a firm purchase commitment covering the first five (5) months of the forecast. Therefore, Heska will issue periodic purchase orders within the terms specified below. Such purchase orders shall not bind ARK unless or until accepted by ARK. ARK shall notify Heska of its decision on acceptance within ten (10) days after receipt of a purchase order.

        Heska shall provide ARK, on a quarterly basis by the end of each Calendar quarter, a non-binding rolling one (1) year forecast of its anticipated purchases of Product. ARK shall keep Heska notified immediately of any events that may significantly impact ARK's ability to deliver, such as interruptions by suppliers, labor troubles, discovered defects, and the like. ARK agrees to ship to Heska (i) Consumab1es within ninety (90) days of ARK's acceptance of a purchase order for Consumab1es, and (ii) Analyzers within one hundred twenty (120) days of ARK's acceptance of a purchase order for Analyzers.

3.2   Minimum Purchase

        ARK and Heska shall separately discuss and agree on a minimum annual purchase of Product to be made by Heska from ARK for every calendar year three (3) months prior to the beginning of every calendar year during the effective period of this Agreement.

3.3   Pricing

        ARK will sell Product to Heska in accordance with the prices agreed upon, which shall be denominated in Japanese yen. Upon thirty (30) day prior written notice from one party to the other, the parties agree to discuss in good faith any adjustment to the prices of Product in an attempt to reach a mutually satisfactory agreement. If a mutually satisfactory agreement cannot be reached, the prices of Product then in effect shall remain applicable.

3.4   Shipping of Products, Reagents, Spare Parts and etc.

        ARK will immediately confirm the receipt of each purchase order from Heska in order that Heska has assurance that each purchase order is duly received by ARK. ARK shall try its best efforts to ship all of Product ordered by Heska as specified by Heska. In the event of its inability to make a complete shipment as specified by Heska, ARK shall notify Heska immediately of the possible shipping date. Both parties shall discuss and amicably agree to adjust the shipping date if ARK's shipping date causes Heska any inconvenience. Should ARK upon acceptance of a purchase order fail to ship Product from Japan within ten (10) business days of specified shipping dates twice within a twelve (12) month period, ARK agrees to renegotiate the annual minimum.

3.5   Payment Terms

        At Heska's sole option, Heska will provide a letter of credit or prepay in Japanese yen one week in advance of the shipment of Products under a purchase order; provided Heska receives a timely firm shipment date in writing from ARK. Ark agrees to renegotiate the payment terms within twelve (12) months of the Effective Date.

3.6   Packing

        Product shall be labeled, packaged and shipped to Heska in accordance with the ARK's quality standard to satisfy the requirements for Product Specifications set forth in Appendix B. Labels for Products shall be mutually agreed upon by the Parties.

3.7   Freight Insurance

        ARK will ship Heska Product ordered by Heska under the terms of FCA Osaka and/or Kobe, Japan as defined in Incoterms 2000. Heska shall be responsible for payment of all air and/or sea freight, insurance, duties and tariffs for shipments of Product to Heska, except as both parties agree.

ARTICLE IV

4.1   Report

        Heska shall make periodic reports on a quarterly basis to ARK on the sales activities and the sales promotion plans of Product, and the market conditions including information on the competitive products.

4.2   Confidentiality

(a)
"Confidential Information" means any technical, manufacturing, business and marketing information including, without limitation, patent applications, patent disclosure, data, inventions, concept, idea, structures, formulas, techniques, processes, apparatus, know-how disclosed orally or in tangible form such as documents, memoranda, reports, correspondence, machine readable tapes or disks, drawings, notes or other media. All confidential information disclosed in this Agreement which is writing or other tangible form shall be clearly marked as "Confidential" or if communicated orally or obtained through observations, shall be confirmed in writing within thirty (30) business days.

(b)
The party receiving information ("Receiving party") agrees that the party disclosing ("Disclosing party") is the owner of the confidential information and that the Receiving party will not use any confidential information for any purpose except for the execution of this Agreement. Each Receiving party agrees not to disclose any confidential information to any third party or to employees of the Receiving party, except to those employees who are required to have the information in order to be engaged in the execution of this Agreement. Receiving party's obligations with regard to the confidentiality and nonuse of such information shall not extend to any information that:

(1)
was in the public domain at the time it was disclosed or becomes part of public domain after disclosure, including, without limitation, disclosure in a U.S. or foreign patent or disclosure in a printed publication which is generally available to the public, or through the unrestricted sale of Product embodying the same to the extent that such confidential information is ascertainable from such Product; or

(2)
was known to the Receiving party at the time of its disclosure or becomes known to the receiving party without breach of this Agreement, provided that the Receiving party shall have the burden of proving such knowledge: or

(3)
is independently developed by the persons of the Receiving party who have not been exposed to the confidential information as evidenced by written records; or

(4)
is disclosed by a Disclosing party to a third party without restrictions on such third party's rights to disclose or use the same; or

(5)
is disclosed by the Disclosing party pursuant to judicial order, a requirement of a governmental agency or by operation of law, provided that the Receiving party shall (i) give the Disclosing party prompt notice of any such possible disclosure of confidential information and (ii) permit the Disclosing party, at its expense, to take all reasonable actions to prevent or limit the scope of such disclosure and/or to obtain protective orders to protect the confidentiality of such confidential information; or

(6)
is approved for release upon the Disclosing party's prior written consent; or

(7)
is disclosed by the Disclosing party to the Receiving party after written notification is delivered by the Receiving party to the Disclosing party that it will not accept any further confidential information in confidence.

(c)
Each Receiving party agrees that it shall take all reasonable measures to protect the secrecy of and avoid unauthorized use of the confidential information and that any disclosure of the confidential information within the Receiving party will only be such as is reasonably necessary to its evaluation and will only be to employees of the Receiving party who are bound by written agreements with the Receiving party to maintain the confidential information in confidence. Each Receiving party shall immediately notify the Disclosing party in the event of any unauthorized use or disclosure of the confidential information.

(d)
The obligations imposed on the parties under this Article shall survive for five (5) years following the termination of this Agreement.

4.3   Indemnification

        ARK agrees that it will defend, indemnify and hold harmless Heska, its directors, officers, employees, agents and affiliates from and against all costs, damages, loss, expense (including reasonable attorney's fees), claims by or judgments in favor of third parties for bodily injury, property damage, or any other damage or injury caused or alleged to have been caused by the manufacture, sale or use of the Product, except to the extent that such damage or injury results substantially from the gross negligence or wrongful acts of Heska. Furthermore, each party agrees that it shall defend, indemnify and hold the other party, its directors, officers, employees, agents and affiliates harmless from all costs, damages, loss, expense (including reasonable attorney's fees), or any other damage caused by, arising out of, or resulting from (i) such party's failure of performance of the terms of this Agreement, or (ii) such party's failure to comply with any and all laws (statutory and common) and regulations applicable to such performance. Heska shall defend, indemnify and hold ARK, its directors, officers, employees, agents and affiliates harmless from all costs, damages, loss, expense (including reasonable attorney's fees), or any other damage caused by, arising out of, or resulting from the reference ranges supplied by Heska under Section 2.1.

        Each party agrees to give the other prompt notice in writing of the institution of any suit, or any claims made by a third party, including any claims asserted or made by any governmental authority having jurisdiction over the parties and Product of this Agreement. ARK and Heska agree to cooperate with each other in the defense of such suits or claims and to provide all necessary information to enable the defending party to carry on the defense of such suit or any appeal from a judgment or decree rendered therein.

4.4   Force Majeure

        Except with respect to the allocation obligation of ARK provided for in Paragraph 4.3, no party shall be liable to the other in any manner for failure or delay to fulfill all or part of this Agreement, directly or indirectly, owing to acts of God, governmental orders or restriction, war, threat of war, warlike conditions, hostilities, sanctions, mobilization, blockade, embargo, detention, revolution, riot, looting, strike, lockout or other labor troubles, fire, typhoon, earthquake, lightning, accident of any other causes or circumstances beyond its control.

4.5   Notices

        Every notice, consent, instruction, order or decision given under this Agreement shall hereunder be given or made in writing in English, and if required to be given promptly shall be given as expeditiously as possible, and in any event, within seven (7) business days, and shall be delivered personally or if by mail, shall be mailed registered or certified mail, return receipt requested, as follows:

If to ARK: 57 Nishi Aketa-cho Higashi-kujo, Minami-ku Kyoto 601-8045, Japan	If to Heska: 1613 Prospect Parkway Fort Collins Colorado 80525 USA
Attention:	Attention:	Chief Executive Officer
	Copy to:	Vice President, Intellectual Property and Business Development

4.6   Publicity

        Neither party shall announce nor disclose the existence of this Agreement or its terms and conditions, or advertise or release any publicity regarding this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. This provision shall not apply to the disclosure of information required to satisfy disclosure obligations imposed by law, court order or regulations, including, but not limited to, the reporting requirements of the United States Securities and Exchange Commission.

4.7   Assignability

        This Agreement and the rights and obligations hereunder shall not be assigned or transferred to any third party by either of the parties hereto without the prior written approval of the other party; provided, however, no prior consent shall be required for the assignment or transfer of substantially all the assets of a party relating to the subject matter of this Agreement or related to a change of control of a party.

4.8   Waivers

        No delay or omission in the exercise of any right or remedy of any party or any default by another shall impair any right or remedy otherwise available nor shall it be construed as a waiver of any right or remedy. Any waiver by any party of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision.

4.9   Entire Agreement

        This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be modified only by written agreement duly executed by the parties.

4.10 Law of Contract Jurisdiction

        This Agreement shall be governed by and construed under the laws of the district where the contracting party is a defendant who defends against the other party, with regard to the construction or interpretation of the Agreement. The English language employed herein shall be controlling and this Agreement shall be deemed to have been executed at Fort Collins, Colorado, United States of America and Osaka, Japan. Any dispute, controversy or difference arising between the parties, out of or in relation to or in connection with this Agreement, or the breach thereof, which cannot otherwise be settled between the parties within a period of ninety (90) days shall be submitted to an arbitration before a competent arbitration tribunal in Colorado, United States of America in case Heska is a defendant, and Osaka, Japan in case ARK is a defendant, for binding resolution in accordance with the rules selected by the arbitrator(s), provided the proceedings are conducted in the English language.

4.11 Effect of Headings

        Subject headings of the Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of its provisions.

4.12 Execution in Counterparts

        This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original but all of which together shall be deemed for all purposes one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives.

ARKRAY Inc.			Heska Corporation
By:	[***] [***]		By:	/s/ JAMES H. FULLER JAMES H. FULLER
	Title:	[***]		Title:	President and COO
	Date:	February 16, 2001		Date:	February 16, 2001
	Place:	Fort Collins, CO USA		Place:	Fort Collins, CO USA
By:	[***] [***]
	Title:	[***]
	Date:	February 27, 2001
	Place:	Kyoto

[***]—Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX A

PRICE LIST
PL2001-01 (Second version)

ARKRAY (Logo)

Date: January 23, 2001

Distributor:

  Heska Corporation
  1613 Prospect Parkway, Fort Collins, Colorado 80525 U.S.A.
  Phone 970-493-7272

Territory:

        North America

Payment Terms:

        D/A within 30 days after the Bill of Lading date

Delivery Terms:

        FCA Osaka/Kobe, Japan

        We reserve the right to change the prices with 30 days prior notice.

Code No.    18303

SPOTCHEM EZ    Model: "SP-4430"

Specification:
Sample:	Serum, Plasma, Whole Blood (only Hb)
Reagent:	SPOTCHEM II Reagent Strip
Measurement Items:	Glu, UA, T-Cho, TG, BUN, T-Bil, Ca, TP, Alb, GOT, GPT, LDH, CPK, Hb, Amy, GGT, ALP, Cre, HDL-C, FRA, IP, Mg,
** Total Test Items = 22
** Max. 9 items can be measured simultaneously
Warm-Up:	10 minutes
Display:	20 digits × 2 lines LCD (Character)
Operation Panel:	Sheet Key
Calibration:	Calibration by Magnetic Card or by Calibration Kit
Data Storage:	100 Measurements
Dimension & Weight:	338 × 203 × 167 (WDH), Approx. 5.4kg

Including:

  Thermal Printer Paper(1), Power Cord(1), AC Adapter(1), Accessory case(1), Operating Manual(1), Warranty Card(1), Tip(10), Cleaning Wire(1), Cleaning Set(1), Nozzle Set(1), Wrench Set(1), Centrifuge Tube(10), Tip Waste Case(2), Protective Cover(2)

***
minimum ordering unit = to be decided later

FCA Kobe/Osaka JP¥[***].- / unit

        Optional Consumable Accessories:

CODE NO.	DESCRIPTION	@ PRICE FCA Japan
10067	Thermal Printer Paper (For Built in Printer, 58 mm width)	¥ [***]
10204	Serum Sample Tube (100 pieces, blue cap)	¥ [***]
10191	Serum Sample Tube (500 pieces, blue cap)	¥ [***]
10202	Whole Blood Sample Tube (100 pieces, orange cap)	¥ [***]
10192	Whole Blood Sample Tube (500 pieces, orange cap)	¥ [***]
10200	Diluent for Hb measurement (20 mL, 50 pieces)	¥ [***]
10206	Pippete Tip for Hb Meas. (100L, 960 pieces)	¥ [***]
10207	Pippete Tip for Hb Meas. (1000L, 960 pieces)	¥ [***]
77041	Calibrator Kit (Low and High, 2 vials each, 2 vials of dilution)	¥ [***]
77042	Calibrator Hb Kit (Calibrator and dilution for Hb meas)	¥ [***]
77043	Calibration Check (4 pieces of lyophilized serum 3 mL)	¥ [***]
10711	Tip Set (EZ) 100 pieces	¥ [***]
10712	Centrifuge Cup (100 pieces)	¥ [***]
10743	Tip Set (EZ) (500 pieces)	¥ [***]
10692	AC Adaptor	¥ [***]
10698	Cleaning wire	¥ [***]
10208	Cleaner Set (Brush, 5 cotton swabs)	¥ [***]
10193	Pippete for Solution (For 3 mL)	¥ [***]
10194	Pippete for Hb Meas (For 40 mL,200L 1 each)	¥ [***]
10199	Sample Rack (For 30 sample tubes)	¥ [***]
10699	Nozzle Set (EZ) (Replacement Nozzle, O-ring)	¥ [***]
10700	Tool Set for Nozzle Replacement	¥ [***]
10701	Waste Case (2 pieces)	¥ [***]
10702	Protective Cover (2 pieces)	¥ [***]
18204	Portable Centrifuge (CF-9520)	¥ [***]
10703	RS-232C, Connection Cable	¥ [***]
10704	Carrying Case	¥ [***]

        Optional Parts:

        "Optional Parts List" to be supplied separately

[***]—Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SPOTCHEM II Reagent Strips (Single Type)

CODE NO.	DESCRIPTION	@ PRICE FCA JAPAN
77240	Glu	[***]
77241	UA	[***]
77242	T-Cho	[***]
77243	TG	[***]
77244	BUN	[***]
77245	T-Bil	[***]
77246	Ca	[***]
77247	T-Pro	[***]
77248	Alb	[***]
77249	GOT	[***]
77250	GPT	[***]
77251	LDH	[***]
77252	CPK	[***]
77253	Hb	[***]
77254	Amy	[***]
77255	GGT	[***]
77256	ALP	[***]
77257	Cre	[***]
77258	HDL-C Kit	[***]
77259	FRA	[***]
77268	IP	[***]
77269	Mg	[***]

*
25 Strips/Box

SPOTCHEM II Reagent Strips (Multi Type)

CODE NO.	DESCRIPTION	@ PRICE FCA JAPAN
77262	Panel-1	JP¥ [***]
	Vet multi panel	JP¥ [***]

*
25 Strips/Box

[***]—Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX B
PRODUCT SPECIFICATIONS

INSTRUMENT

SPOTCHEM EZ MODEL: "SP-4430"
SAMPLE:	Serum, Plasma, Whole Blood (only Hb)
REAGENT:	SPOTCHEM II Reagent Strip
MEASUREMENT ITEMS:	Glu, Ua, T -Cho, TG, BUN, T -Bil, Ca, TP, Alb, GOT, GPT, LDH, CPK, Hb, Amy, GGT, ALP, Cre, HDL-C, FRA, IP, Mg TOTAL TESTS: 22, 9 simultaneously
WARM-UP:	10 Minutes
DISPLAY:	20 digits × 2 lines LCD (character)
OPERATION PANEL:	Sheet key
CALIBRATION:	Magnetic card or kit
DATA STORAGE:	100 measurements
DIMENSION & WEIGHT	338 × 203 × 167 (WDH), Approx 5.4 kg
SOTWARE:	Menu sub routine for species selection & normal values
WARRANTY:	16 Months

REAGENTS
[***]

[***]
	[***]	[***]	[***]	[***]
GLU	[***]	[***]	[***]	[***]
BUN	[***]	[***]	[***]	[***]
T-BIL	[***]	[***]	[***]	[***]
CA	[***]	[***]	[***]	[***]
T-PRO	[***]	[***]	[***]	[***]
ALB	[***]	[***]	[***]	[***]
GPT	[***]	[***]	[***]	[***]
AMY	[***]	[***]	[***]	[***]
GGT	[***]	[***]	[***]	[***]
ALP	[***]	[***]	[***]	[***]
CRE	[***]	[***]	[***]	[***]
IP	[***]	[***]	[***]	[***]
GOT	[***]	[***]	[***]	[***]
FRA					[***]
CPK	[***]	[***]	[***]	[***]
Mg	[***]	[***]	[***]	[***]
TG	[***]	[***]	[***]	[***]
UA	[***]	[***]	[***]	[***]
T-CHO	[***]	[***]	[***]	[***]
LDH	[***]	[***]	[***]	[***]
Hb	[***]	[***]	[***]	[***]
HDL-C(D)	[***]	[***]	[***]	[***]
PANEL-1	[***]	[***]	[***]	[***]
[***]

[***]

        [***]

[***]—Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Color specifications	Basic design system
1-7-1

ARKRAY blue (Example of color)	If D1C641 is not available —C100 + M60 —PANTONE293	ARKRAY mark is expressed in the two colors, ARKRAY blue and ARKRAY orange. ARKRAY blue is the corporate color, representing fair, good faith and "truthful" stated in our corporate philosophy.
ARKRAY orange (Example of color)	If DIC205 is not available —M50 + Y90 —PANTONE136
ARKRAY orange indicates vitality, meaning "active" in the corporate philosophy. ARKRAY logo should be painted in black. In case the number of color is limited, follow the coloring specifications below.
Coloring instruction
Color type
(Example of ARKRAY logo)		(Example of ARKRAY logo)
Prototype (basically used)		If the prototype cannot be used due to the limitation of the number of colors, use ARKRAY blue and ARKRAY orange as shown above.
Monochrome types
(Example of ARKRAY logo)		(Example of ARKRAY logo)
Monochrome type 1		Monochrome type 2
Use black and meshed black 40% as shown above. If the black is not available to use, use ARKRAY blue (or the most similar color) instead of black.		If the meshed black is not clearly shown in monochrome print, use black only.
Reversed color type
(Example of ARKRAY logo)		If the ARKRAY colors don't look attractive due to the color of foundation the ARKRAY brand is on, use white only shown at the left.

APPENDIX C

ARKRAY brand specifications 1	Basic design system
1-4-1

Prototype (Example of ARKRAY logo)	ARKRAY brand consists of ARKRAY mark and logo.
Basically the prototype should be used.
Sub-design (Example of ARKRAY logo)	If the prototype cannot be used due to size of space, use the sub-design instead.
Isolation —Prototype (Example of ARKRAY logo) —Sub-design (Example of ARKRAY logo)	The isolation is the minimum sized space surrounding the ARKRAY brand to set it apart from other factors in order to make the design prominent. Do NOT allow other factors to enter the space.

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